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                                                                   EXHIBIT 10.19







                              AMENDMENT NO. 4 TO
                        RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 4 (this "Amendment"), is entered into as of January 29, 1998, by and among KOHL'S RECEIVABLES CORPORATION, a Wisconsin corporation (the "Seller"), the INVESTORS, PREFERRED RECEIVABLES FUNDING CORPORATION ("PREFCO"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (in such capacity, the "Agent"), with respect to the RECEIVABLES PURCHASE AGREEMENT, dated as of January 31, 1997, by and among the Seller, the Investors, PREFCO and the Agent (the "Receivables Purchase Agreement"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

                             PRELIMINARY STATEMENT

          The parties desire to amend the Receivables Purchase Agreement to extend the Liquidity Termination Date as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to as follows:

    SECTION 1. AMENDMENT. Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties set forth in
Section 2 hereof, each of the parties hereby agrees that the definition of "Liquidity Termination Date" as set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

          "Liquidity Termination Date" means January 28, 1999 or such later date to which the Agent and the Purchasers may agree in accordance with Section 1.1(d).

     SECTION 2.  REPRESENTATIONS AND WARRANTIES.
                 ------------------------------

          2.1. Seller Representations. As of the date hereof, the Seller represents and warrants to the Agent and the Purchasers that:

          (a) Corporate Existence and Power. Each of the Seller and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except for such failures which will not, individually or in the aggregate, have a Material Adverse Effect.
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          (b)  No Conflict. The execution, delivery and performance by the
     Seller of this Amendment, and the Seller's use of the proceeds of purchases made under the Receivables Purchase Agreement, as amended hereby, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Seller (except created under the Receivables Purchase Agreement); and no transaction contemplated by the Receivables Purchase Agreement, as amended hereby, requires compliance with any bulk sales act or similar law. This Amendment, and each of the Transaction Documents to which the Seller is a party, have been duly executed and delivered by the Seller.

          (c) Governmental Authorization. Other than the filing of the financing statements required under the Receivables Purchase Agreement, all of which filings have previously been made, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of the Receivables Purchase Agreement, as amended hereby.

          (d) Binding Effect. The Receivables Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or general equitable principles.

          (e) Absence of Certain Events. No Servicer Default, Potential Servicer Default, Termination Event or Potential Termination Event exists and is continuing as of the date hereof.

          2.2. Investor Representations. As of the date hereof, each of the Investors represents and warrants to the other parties hereto that:

          (a) Due Execution. This Amendment has been duly executed and delivered by such Investor.

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          (b) Binding Effect. The Receivables Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or general equitable principles.

     SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written only upon receipt by the Agent of counterparts of this Amendment duly executed by each of the parties hereto.

     SECTION 4. MISCELLANEOUS.


          4.1. Choice of Law. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

          4.2. Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          4.3. Ratification. Except as expressly amended hereby, each of the Transaction Documents shall remain unaltered and in full force and effect and is hereby ratified and confirmed.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                         KOHL'S RECEIVABLES CORPORATION

                         By:  /s/Arlene Meier
                            ------------------------------

                         Name:   Arlene Meier
                              ----------------------------

                         Title:  Chief Financial Officer
                               ---------------------------

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                         PREFERRED RECEIVABLES FUNDING CORPORATION


                         By:  /s/ Mark R. Matthews
                            ------------------------------------
                                  Authorized Signatory


                         THE FIRST NATIONAL BANK OF CHICAGO,
                         as an Investor and as Agent


                         By:  /s/ Mark R. Matthews
                            ------------------------------------
                                  Authorized Signatory


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                                    THE BANK OF NEW YORK

                                    By: /s/ William A. Kerr
                                       ------------------------------------

                                    Name:  William A. Kerr
                                         ----------------------------------

                                    Title: SVP
                                          ---------------------------------

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                                   BANKBOSTON, N.A.

                                   By: /s/ Peter L. Griswold
                                      ------------------------------------

                                   Name:   Peter L. Griswold
                                        ----------------------------------

                                   Title:  Director
                                         ---------------------------------

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                                   COMERICA BANK

                                   By: /s/ Gregory N. Block
                                      ------------------------------------

                                   Name:   Gregory N. Block
                                        ----------------------------------

                                   Title:  Vice President
                                         ---------------------------------

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                                   CORESTATES BANK N.A.

                                   By: /s/ Anne Marie Fitzsimmons-Hughes
                                      ------------------------------------

                                   Name:   Anne Marie Fitzsimmons-Hughes
                                        ----------------------------------

                                   Title:  Vice President
                                         ---------------------------------

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